Exhibit 10.4 (a)
                               FIRST AMENDMENT

          FIRST AMENDMENT (this "Amendment"), dated as of May 20, 1998, among MCMS, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Banks and the Agent are party to a Credit Agreement, dated as of February 26, 1998 (the
"Credit Agreement"); and

          WHEREAS, the Borrower has requested that the Banks provide the amendment provided for herein and the Banks have agreed to provide such amendment on the terms and conditions set forth herein;

          NOW, THEREFORE, it is agreed:

          1. Section 8.09 of the Credit Agreement is hereby amended by deleting the first six lines of the table therein and inserting in lieu thereof the following:


      Fiscal Quarter
      Ending on or about            Amount

      May 31, 1998                  $30,100,000

      August 31, 1998               $23,900,000

      November 30, 1998             $20,500,000

      February 28, 1999             $20,500,000

      May 31, 1999                  $24,000,000

      August 31, 1999               $28,500,000

          2. Section 8.10 of the Credit Agreement is hereby amended by deleting the first six lines of the table therein and inserting in lieu thereof the following:

      Fiscal Quarter
      Ending on or about            Ratio

      May 31, 1998                  1.6:1.0

      August 31, 1998               1.2:1.0

      Fiscal Quarter
      Ending on or about            Ratio

      November 30, 1998             1.0:1.0

      February 28, 1999             1.0:1.0

      May 31, 1999                  1.2:1.0

      August 31, 1999               1.5:1.0


          3. Section 8.11 of the Credit Agreement is hereby amended by deleting the first three paragraphs of the table therein and inserting in lieu thereof the following:

          Period                              Ratio

          The Effective Date to but
          not including the last day
          of the Borrower's fiscal
          quarter ending on or about
          May 31, 1998                        6.2:1.0

          Thereafter to but not
          including the last day of
          the Borrower's fiscal
          quarter ending on or about
          August 31, 1998                     8.0:1:0

          Thereafter to but not
          including the last day of
          the Borrower's fiscal
          quarter ending on or about
          November 30, 1998                   8.9:1.0

          Thereafter to but not
          including the last day of
          the Borrower's fiscal
          quarter ending on or about
          February 28, 1999                   9.2:1.0

          Thereafter to but not
          including the last day of
          the Borrower's fiscal
          quarter ending on or about
          May 31, 1999                       7.8:1.0

          Period                              Ratio

          Thereafter to but
          not including the
          last day of the
          Borrower's fiscal
          quarter ending on or
          about August 31,
          1999                               6.5:1.0



          4. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects.

          5. This Amendment shall become effective on the date (the "Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          8.   THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                               * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                MCMS, INC.

                                By: /s/ Robert F. Subia
                                Title:President


                                BANKERS TRUST COMPANY,
                                   Individually and as Agent

                                By: /s/ Anthony LoGrippo
                                Title:Vice President


                                SANWA BUSINESS CREDIT CORPORATION

                                By: /s/ Peter L. Skavia
                                     Title: Vice President


                                FLEET NATIONAL BANK

                                By: /s/ Frank H. Benesh
                                     Title: Vice President


                                STATE STREET BANK AND TRUST
                                COMPANY

                                By: /s/ Mark H. Trachy
                                     Title: Vice President

                                MERRILL LYNCH BUSINESS FINANCIAL
                                SERVICES, INC.

                                By: /s/ Gary Stewart
                                     Title: Vice President


                                SILICON VALLEY BANK

                                By: /s/ Ron Sherman
                                     Title: Vice President